      MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                        AMOUNT OF      % OF     % OF
                                        OFFERING        TOTAL            SHARES      OFFERING   FUNDS
   SECURITY       PURCHASE/   SIZE OF   PRICE OF      AMOUNT OF         PURCHASED    PURCHASED  TOTAL                     PURCHASED
   PURCHASED      TRADE DATE  OFFERING   SHARES       OFFERING           BY FUND      BY FUND   ASSETS    BROKERS           FROM
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Morgan
                                                                                                        Stanley, Citi,
                                                                                                        Credit Suisse,
                                                                                                        Goldman, Sachs
                                                                                                            & Co.,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                         JPMorgan RBS
                                                                                                           Greenwich
                                                                                                        Capital, Daiwa
                                                                                                          Securities
                                                                                                         SMBC Europe,
                                                                                                        Mitsubishi UFJ
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities,
    Capmark                                                                                               West LB AG,
Financial Group    05/03/07     --       $99.84   $  500,000,000.00         180,000   0.04%      0.06%     Bank of
   6.30% due                                                                                                America
   5/10/2017                                                                                              Securities
                                                                                                         LLC, Natixis,
                                                                                                          RBC Capital
                                                                                                           Markets,
                                                                                                            Scotia
                                                                                                            Capital,      Citigroup
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                            Shinsei
                                                                                                         International
                                                                                                            Limited
                                                                                                            Morgan
                                                                                                        Stanley, Citi,
                                                                                                        Credit Suisse,
                                                                                                        Goldman, Sachs
                                                                                                            & Co.,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                         JPMorgan RBS
                                                                                                           Greenwich
                                                                                                        Capital, Daiwa
                                                                                                          Securities
                                                                                                         SMBC Europe,
                                                                                                        Mitsubishi UFJ
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                          West LB AG,
                                                                                                            Bank of
                                                                                                            America
    Capmark                                                                                               Securities
Financial Group    05/03/07     --       $99.96   $1,200,000,000,00      435,000.00    0.04%     0.14%   LLC, Natixis,    Citigroup
  5.875% due                                                                                              RBC Capital
   5/10/2012                                                                                               Markets,
                                                                                                            Scotia
                                                                                                           Capital,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                            Shinsei
                                                                                                         International
                                                                                                            Limited
                                                                                                              GS
                                                                                                           Mortgage
                                                                                                          Securities
                                                                                                             Trust
                                                                                                         2007-GG10, GS
                                                                                                           Mortgage
                                                                                                          Securities
                                                                                                          Corporation
                                                                                                         II, Greenwich
                                                                                                            Capital
                                                                                                           Financial
                                                                                                           Products,
                                                                                                         Inc., Goldman
                                                                                                        Sachs Mortgage
                                                                                                           Company,
                                                                                                          Commercial
                                                                                                           Mortgage
   GS Mortgage                                                                                           Pass-Through
Securities Corop  06/21/07      --       $99.25   $3,661,032,000.00  $1,775,000,000    0.04%     0.57%   Certificates,
  II 2007 5.99%                                                                                             Series        Goldman
  due 8/10/2045                                                                                         2007-GG10, RBS     Sachs
                                                                                                           Greenwich
                                                                                                        Capital, Bear,
                                                                                                         Stearns & Co.
                                                                                                          Inc, Morgan
                                                                                                           Stanley,
                                                                                                         Goldman Sachs
                                                                                                        & Co., Merrill
                                                                                                         Lynch & Co.,
                                                                                                           Wachovia
                                                                                                          Securities
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                            Capmark
                                                                                                          Securities,
                                                                                                            Citigroup,
                                                                                                            Morgan
    Commercial                                                                                             Stanley,
  Mortgage Pass                                                                                             KeyBanc        Deutsche
Throu 6.0103%      08/06/07     --       $98.68   $1,454,915,000.00       1,150,000    7.14%     0.36%      Capital         Bank
 due 12/10/2049                                                                                             Markets,